JAMES HARDIE INDUSTRIES PLC STOCK OPTION AWARD AGREEMENT James Hardie Industries plc (“James Hardie” or the “Company”) believes that its business interests are best served by extending to you an award of options (each an “Option”) to purchase Ordinary Shares or CUFS (as described below) at an exercise price equal to [EXERCISE PRICE] (“Exercise Price”), pursuant to the terms and conditions of the James Hardie Industries plc Amended and Restated 2001 Equity Incentive Plan, effective August 26, 2021 (the “Plan”). The purpose of the Plan is to promote the interests of James Hardie and its shareholders by using equity interests to attract, retain and motivate the Company’s employees and the employees of James Hardie’s subsidiaries and affiliates (each, a “Group Company”). The Options are intended to be Nonstatutory Stock Options and shall not be treated as “incentive stock options” pursuant to Section 422(b) of the United States Internal Revenue Code. 1. Nature of Award. Effective as [GRANT DATE] (the “Grant Date”) and subject to your accepting this Stock Option Award Agreement (this “Award Agreement”) and the Award Notice (the “Award Notice”), James Hardie hereby grants to you (the “Participant”) an award of Options as set forth in this Award Agreement (the “Award”). The Award is subject to the terms and conditions described in this Award Agreement, including the accompanying Appendix attached hereto, the Award Notice, and the Plan. Please note that the Appendix contains country-specific notices, disclaimers and/or terms which may apply to you and may be material to your participation in the Plan. For purposes of this Award Agreement, each Option represents the right to receive, upon a valid exercise of the Option in accordance with Section 2 of this Award Agreement and at the election of the Company, one ordinary share of the Company (“Ordinary Share”) or CHESS Unit of Foreign Securities (“CUFS”), as applicable. CUFS are a form of depositary security that represents a beneficial ownership interest in the securities of a non- Australian corporation in accordance with the Australian Securities Exchange Settlement Operating Rules. Each of James Hardie’s CUFS represents the beneficial ownership of one Ordinary Share. 2. Number of Options; Vesting of Award; Exercise and Settlement; Option Termination. The number of Options shall be set forth in the Award Notice. For purposes of this Award, each Option represents the right to receive one Ordinary Share or CUFS, as applicable, upon vesting, exercise and settlement of the Award. a. Vesting. Subject to the terms and conditions of the Plan, this Award Agreement and the Award Notice, the Options shall vest in the amounts and on the date(s) shown below (each, a “Vesting Date”), provided that you remain continuously employed by a Group Company from the Grant Date to the applicable Vesting Date. Options Vesting Percentage Applicable Vesting Date One-Third One-Third One-Third First anniversary of the Grant Date Second anniversary of the Grant Date Third anniversary of the Grant Date b. Right to Exercise. Except as otherwise provided herein, the Options will be exercisable on and after the applicable Vesting Date and prior to Option Expiration Date (as defined below) or such earlier date as provided in Section 4 (Effect of Termination of Employment) and Section 8 (Change in Control; Sub-division, Consolidation, Reduction or Return), subject to the exercise procedures in this Section 2. c. Method of Exercise. Exercise of the Options shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative EXHIBIT 10.1 of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Options shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Options and such other representations and agreements as to the Participant’s investment intent with respect to such Shares as may be required pursuant to the provisions of this Award Agreement. Further, each Exercise Notice must be received by the Company prior to the Option Expiration Date (as defined below) and must be accompanied by full payment of the aggregate Exercise Price for the number of Options being exercised. The Options shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price. d. Forms of Consideration. Subject to Company procedures and applicable law, payment of the Exercise Price may be made in cash, by check or cash equivalent; by broker-assisted or other cashless exercise arrangements, if and to the extent authorized by the Company; or by any combination of the foregoing, in each case as permitted by the Company from time to time. The Company may establish, decline to approve, suspend, or terminate any program permitting non-cash methods of Exercise Price payment, including with respect to any particular Participant, in its sole discretion. e. Taxes and Withholding at Exercise. At the time of exercise, or at any time thereafter as requested by an Affiliated Entity, you authorize withholding from payroll and other amounts payable to you, and you agree to make adequate provision for, any required federal, state, local, and foreign taxes and social insurance contributions arising in connection with the Options (the “Withholding Amount”). The Company may withhold, sell, or arrange for the sale of Ordinary Shares or CUFS otherwise deliverable upon exercise to satisfy the Withholding Amount, consistent with applicable law and accounting requirements. f. Delivery; Beneficial Ownership; Records. The Company may deliver Ordinary Shares or CUFS acquired upon exercise with a broker for your account. Otherwise, certificates or book-entry records will reflect your ownership after a valid exercise, subject to withholding and compliance with applicable laws. g. Securities Law Compliance; Conditions to Exercise. The grant of the Options and the delivery of Shares or CUFS upon exercise are subject to compliance with all applicable laws, regulations, and exchange rules. The Options may not be exercised if such issuance would violate applicable law or exchange requirements, and the Company may require representations or other undertakings as a condition to exercise. No fractional Ordinary Shares or CUFS will be delivered upon exercise. h. Option Termination. The Options shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the tenth anniversary of the Grant Date (the “Option Expiration Date”), (b) the close of business on the last date for exercising the Option following termination of the Participant’s employment as described in Section 4, or (c) a Change in Control to the extent provided in Section 8. 3. General Applicability of the Plan. The terms and conditions of the Plan apply to all Options granted under this Award. Capitalized terms used but not otherwise defined in this Award Agreement shall have the meaning ascribed thereto in the Plan. You should read the Plan, this Agreement and the Award Notice carefully to ensure you fully understand all the terms and conditions of your Award. In the event of a conflict or ambiguity between the terms of this Award Agreement, the Plan or the Award Notice, the following order of precedence shall apply and control: first the Plan, then this Award Agreement, and then the Award Notice.

The People & Compensation Committee has the sole responsibility of interpreting the Plan and the terms of all grants issued thereunder, and its determination of the meaning of any provision in the Plan, this Award Agreement or the Award Notice will be binding on the Participant. To the extent you have been provided with a copy of this Award Agreement, the Plan or any other documents relating to this Award in a language other than English, the English language document will prevail in case of any ambiguity or divergence resulting from the translation of such documents. 4. Effect of Termination of Employment. Any notice period mandated under local law shall not be treated as active employment for the purpose of determining the vesting of the Award; and the Participant’s right to receive Ordinary Shares or CUFS in settlement of the Options after termination of employment, if any, will be measured by the number vested as of the date of termination of the Participant’s active employment by any Group Company and will not be extended by any notice period mandated under local law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant’s employment by any Group Company has terminated and the effective date of such termination. The vesting of the Options shall cease upon, and no Options shall become vested following, the Participant’s termination of employment for any reason except as may be explicitly provided by the Plan or this Award Agreement. The Participant’s participation in the Plan shall not create a right to further employment with any Group Company and shall not interfere with the ability of any Group Company to terminate the Participant’s employment at any time, with or without cause. To the extent “cause” or any similar term is defined in any written employment letter or agreement between you and the Company, such definition shall apply. In the event of termination of the Participant’s employment with any Group Company before the final Vesting Date, except as otherwise provided in the Plan, a written agreement between James Hardie or any Group Company and the Participant or applicable law, the vesting and exercisability of the Options shall be determined in accordance with Section 6.1(e) of the Plan. 5. Rights of Participants. Holders of Options will not be entitled to vote or entitled to dividends with respect to the Options until the Options have been exercised in accordance with Section 2 and an equivalent number of Ordinary Shares or CUFS have been delivered. Options do not carry any entitlement to participate in new issues of Shares prior to vesting. 6. Taxes and Withholding. James Hardie or any Group Company (as determined by the Committee) shall to the extent required by law, be entitled to deduct, withhold or collect any amount of tax, social security, foreign, federal, state and local taxes, as well as any other tax obligations required by law or regulation to be withheld and/or accounted for to any taxation authority with respect to any taxable event arising with respect to the granting, vesting, exercise, release, sale, assignment or transfer or dealing of the Award or the delivery, disposal or holding of Ordinary Shares or CUFS (collectively, the “Withholding Amount”). This Withholding Amount may be: (a) withheld (as permitted by Applicable law) from other amounts due to the Participant; (b) withheld from the value of any Ordinary Shares or CUFS delivered in connection with the exercise of Options; (c) funded by the sale of Ordinary Shares or CUFS delivered in connection with the exercise of Options by James Hardie, any Group Company or their respective designee or (d) collected directly from the Participant. The Withholding Amount may relate to amounts due in more than one jurisdiction and in all cases shall be as determined by James Hardie or the applicable Group Company in its discretion. In the event that the Participant is primarily liable for taxes on the Options, the Participant will ensure those taxes are paid. The Participant acknowledges that the Participant has been advised to obtain advice from an independent professional advisor with respect to the tax implications of the Options. In addition, the Participant understands and agrees that the number of James Hardie Ordinary Shares or CUFS that the Participant may receive following exercise of Options will also be reduced by any other brokerage, stamp duty, administration charges and interest (collectively “Brokerage Fees”). For tax purposes, however, the Participant will be deemed to have been issued the full number of Ordinary Shares or CUFS notwithstanding that a number of Ordinary Shares or CUFS that are withheld or sold solely for the purpose of paying the Withholding Amount and/or Brokerage Fees. The Participant also agrees that the Ordinary Shares or CUFS to be received resulting from the exercise of Options will not be delivered or released until the Withholding Amount and other obligations have been fully satisfied. The Participant shall provide to James Hardie or any other Group Company which is or was the Participant’s employer as soon as reasonably practicable such information as it reasonably requests for the purposes of complying with its reporting and/or filing obligations in connection with the Award or the Ordinary Shares, CUFS or cash received pursuant to exercise or settlement of the Award. 7. Transferability/ Assignability. This Award is subject to the non-assignability provisions of the Plan and applicable law. This Award is not assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) upon dissolution of marriage pursuant to a qualified domestic relations order or similar order by a court of competent jurisdiction or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of James Hardie, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. Following the death of the Participant, the Options, to the extent provided in Section 4, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution. 8. Control Event, Sub-division or Consolidation. Upon any Control Event, compulsory acquisition, Reorganization, winding up or similar event, the Award will be subject to the permitted treatment of the Award as set forth in the Plan, as determined by the Committee in its sole discretion. If James Hardie conducts any share capital reorganization, including by subdividing or consolidating, the Committee may make an appropriate and proportionate adjustment of the number of Ordinary Shares or CUFS to which a holder of Options will be entitled upon vesting, as provided for in the Plan (and subject to applicable listing rules). 9. Not an Employment Agreement. This Award imposes no obligation on James Hardie or any Group Company to employ the Participant for any period. This Award Agreement is not an employment agreement, and no provision of this Award Agreement or the Award Notice shall be construed or interpreted to create an employment relationship between the Participant and James Hardie or any Group Company or to guarantee the right to remain employed for any specified term. Furthermore, except as otherwise expressly provided in a written employment agreement between the Participant and James Hardie or any Group Company, this Award is made solely at the discretion of James Hardie and this Award Agreement, the Plan, and any other Plan documents: (a) are not part of the Participant’s employment contract, if any; and (b) does not guarantee either the Participant’s right to receive any future grants under the Plan (even if Options have been granted repeatedly in the past) or the inclusion of the value of any grants in the calculation of severance payments, if any, upon termination of employment. In accepting the Options, the Participant acknowledges, understands and agrees, except as may otherwise be expressly provided under a written employment letter or agreement between the Participant and the Company, that: a. The Plan is established voluntarily by James Hardie. It is discretionary in nature and it may be modified, amended, suspended or terminated by James Hardie at any time, unless otherwise provided in the Plan and this Award Agreement. b. All decisions with respect to future Award grants, if any, will be at the sole discretion of James Hardie and shall be binding, conclusive and final on the Participant and all other interested persons. c. The Participant is voluntarily participating in the Plan and confirms his or her agreement to the grant of the Options with effect from the Grant Date. d. The Award is an extraordinary item that does not constitute compensation of any kind for employment of any kind rendered to any Group Company, and which is outside the scope of the Participant’s employment contract. e. The Award is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. f. In the event that the Participant is not an employee of the Company or any Group Company, the Award grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Award grant will not be interpreted to form an employment contract with any other Group Company. g. The Options may not be exercised if the delivery of Shares upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed. In addition, the Options may not be exercised unless (i) a registration statement under the U.S. Exchange Act shall at the time of exercise of the Options be in effect with respect to the shares deliverable upon exercise of the Options or (ii) in the opinion of legal counsel to the Company, the Shares deliverable upon exercise of the Options may be delivered in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THE OPTIONS MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE AN OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. h. By receiving any Shares resulting from the exercise of the Options, the Participant agrees to be bound by the Articles of Association of the Company. i. The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the Participant obtains Shares upon settlement of the Award, their value may increase or decrease. j. No claim or entitlement to compensation or damages arises from termination of the Award, loss of benefit or prospective benefit or diminution in value of the Award or Shares acquired upon settlement of the Award resulting from termination of the Participant’s employment (for any reason whether or not held to be wrongful, unfair or otherwise in breach of local law) whether by way of damages for unfair dismissal. Wrongful dismissal, breach of contract or otherwise and the Participant irrevocably releases the Company and each other Group Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Award Agreement and the Award Notice, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim. 10. Requirements of Law. This Award shall be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or securities exchange, market or other quotation system. Notwithstanding anything to the contrary herein, James Hardie shall not be obligated to issue any Shares pursuant to this Award, at any time, if the offering of the Shares covered by this Award violates or is not in compliance with any laws, rules or regulations of any state or country. Furthermore, the Participant understands that, to the extent applicable, the laws of the country in which the Participant is working at the time of grant and/or vesting of this Award (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent exercise or settlement of this Award or may subject the Participant to additional procedural or regulatory requirements for which the Participant is solely responsible and that the Participant will have to independently fulfill in relation to this Award, and that sales of Shares may be subject to restrictions under Australian and/or United States securities laws, and the laws, rules or regulations of any other relevant jurisdiction, and under James Hardie’s policies, including insider trading policies and procedures. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing Shares subject to the provisions of this Award Agreement. Any summaries of potentially applicable legal restrictions and requirements furnished in connection with the Plan are not intended to be exhaustive, and the Participant acknowledges that other rules may apply. James Hardie reserves the right to impose other requirements on the Participant’s participation in the Plan, Options granted thereunder, and any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable to comply with applicable law or facilitate the administration of the Plan. 11. Governing Law. This Award Agreement shall be interpreted and construed in accordance with and governed and enforced by the laws of Ireland. 12. Severability. The provisions of this Award Agreement are severable, and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 13. Waiver. No failure or delay by James Hardie to enforce any provision of this Award Agreement or exercise any right or remedy provided by law shall constitute a waiver of that or any other provision, right or remedy, nor shall it prevent or restrict the further exercise of that or any other provision, right or remedy. No single or partial exercise of such provision, right or remedy shall prevent or restrict the further exercise of that or any other provision, right or remedy. 14. Data Privacy. The following provisions shall only apply to the Participant if he or she resides outside the European Economic Area and the United States: a. The Participant voluntarily consents to the collection, use, disclosure and transfer to the United States and other jurisdictions, in electronic or other form, of his or her personal data as described in the Award Agreement and any other Award materials (all such personal information is referred to as Data) by and among, as applicable, the Company and any Group Company for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan. b. The Participant understands that the Company and Group Company(ies) may collect, maintain, process and disclose, certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering and, managing the Plan. c. The Participant understands that Data may be transferred to one or more stock plan service provider(s) selected by the Company, which may assist the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. The Participant understands if he or she resides in certain jurisdictions, to the extent provided by applicable laws, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative or the James Hardie Data Privacy Office (dpo@jameshardie.com). The Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the

Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing his or her participation in the Plan. d. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan, including to maintain records regarding participation. The Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable laws, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these Awards, in any case without cost, by contacting in writing his or her local human resources representative or the James Hardie Data Privacy Office (dpo@jameshardie.com). Further, the Participant understands that he or she is providing these consents on a purely voluntary basis. If the Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a service provider with the Company or a Group Company will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her awards under the Plan or administer or maintain awards. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain the Award). The Participant understands that he or she may contact his or her local human resources representative or the James Hardie Data Privacy Office (dpo@jameshardie.com) for more information on the consequences of his or her refusal to consent or withdrawal of consent. The following provisions shall only apply to the Participant if he or she resides in the European Economic Area or the United Kingdom or Switzerland: a. The Participant understands that James Hardie, acting as controller, as well as the his or her employer or other Group Companies, may collect, to the extent permissible under applicable law, certain personal information about the Participant, including name, home address and telephone number, information necessary to process the Awards (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, any capital shares or directorships held in the Company (but only where needed for legal or tax compliance), any other information necessary to process mandatory tax withholding and reporting, details of all Awards granted, canceled, vested, unvested or outstanding in the Participant’s favor, and where applicable Service termination date and reason for termination (all such personal information is referred to as “Data”). The Data is collected from the Participant, the Group Company and from James Hardie, for the exclusive purpose of implementing, administering and managing the Plan pursuant to the terms of this Award Agreement. The legal basis (that is, the legal justification) for processing the Data is to perform this Award Agreement. The Data must be provided in order for the Participant to participate in the Plan and for the parties to this Award Agreement to perform their respective obligations thereunder. If the Participant does not provide Data, he or she will not be able to participate in the Plan and become a party to this Award Agreement. b. The Participant understands that James Hardie or the applicable Group Company will transfer Data to the Company for purposes of plan administration. James Hardie and any applicable Group Company may also transfer the Participant’s Data to other service providers (such as accounting firms, payroll processing firms or tax firms), as may be selected by the Company in the future, to assist the Company with the implementation, administration and management of this Award Agreement. The Participant understands that the recipients of the Data may be located in the United States, a country that does not benefit from an adequacy decision issued by the European Commission and is not listed by the Swiss supervisory authority as a country with adequate data protection legislation. Where a recipient is located in a country that does not benefit from an adequacy decision or adequacy listing, the transfer of the Data to that recipient will be made pursuant to European Commission-approved standard contractual clauses, a copy of which may be obtained from the James Hardie Data Privacy Office (dpo@jameshardie.com). The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s rights and obligations under this Award Agreement, and for the duration of the relevant statutes of limitations, which may be longer than the term of this Award Agreement.

c. James Hardie and any applicable Group Company will take steps in accordance with applicable legislation to keep Data accurate, complete and up-to-date. The Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). The Participant also has the right to request access to his or her Data as well as additional information about the processing of that Data. Further, the Participant is entitled to object to the processing of Data or have the Participant’s Data erased, under certain circumstances. As from May 25, 2018, and subject to conditions set forth in applicable law, the Participant also is entitled to: (i) restrict the processing of his or her Data so that it is stored but not actively processed (e.g., while the Company assesses whether the Participant is entitled to have Data erased) and (ii) receive a copy of the Data provided pursuant to this Award Agreement or generated by the Participant, in a common machine-readable format. To exercise his or her rights, the Participant may contact his or her local human resources representative. The Participant may also contact the relevant data protection supervisory authority, as he or she has the right to lodge a complaint. The data protection officer may be contacted at the James Hardie Data Privacy Office (dpo@jameshardie.com). 15. Other Award Agreements. This Award is also subject to the terms of any other written agreements between the Participant and James Hardie or any Group Company to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement. 16. Foreign Exchange / Exchange Control. The Participant acknowledges and agrees that it is the Participant’s sole responsibility to investigate and comply with any applicable foreign exchange or exchange control laws in connection with the issuance, delivery or sale of the Shares pursuant to the Award and that the Participant shall be responsible for any associated compliance or reporting of inbound international fund transfers required under applicable law. The Participant is advised to seek appropriate professional advice as to how the foreign exchange or exchange control regulations apply to the Participant’s specific situation. 17. Electronic delivery. By accepting the Award, the Participant consents to receive any documents related to the Participant’s current or future participation in the Plan by electronic means and to participate in the Plan through any on-line electronic system established and maintained by the Committee. 18. Appendix. Notwithstanding any provisions in this Award Agreement to the contrary, depending on the country in which the Participant resides, certain additional general terms and conditions as set forth in the Appendix will apply to the Participant and any Options issued shall be subject to any special terms and conditions set forth therein for the jurisdiction in which the Participant resides. If the Participant relocates from a jurisdiction not specified in the Appendix to a jurisdiction specified in the Appendix or between the jurisdictions specified in the Appendix, the additional general and special terms and conditions, as applicable, will apply to the Participant, to the extent that the Committee determines that the application of such terms and conditions is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan. The Appendix constitutes part of this Award Agreement. [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

APPENDIX COUNTRY SPECIFIC TERMS AND CONDITIONS The following general and country-specific notices, disclaimers, and/or terms and conditions apply to all grantees in the countries listed below and may be material to the Participant’s participation in the Plan. Such information may apply if the Participant resides or works in or moves to or otherwise becomes subject to the laws or James Hardie policies of, a particular country while holding or selling Shares received under the Plan. In any such case, James Hardie may also withhold or account for tax or related liabilities in more than one jurisdiction. The Participant is solely responsible for any obligations outlined below. As local laws are often complex and change frequently and the information provided is general in nature and may not apply to any specific situation, James Hardie cannot assure any particular result. Unless otherwise noted, the Options are not registered with any local stock exchange or under the control of any local securities regulator outside the United States. The Ordinary Shares are quoted on the New York Stock Exchange and CFUS are quoted on the Australian Stock Exchange. The Plan, grant documentation, and any other communications or materials that the Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and do not constitute a public offer. The issuance of securities described in any Plan-related documents is not intended for public offering or circulation in the Participant’s jurisdiction. The Participant should read this Award Agreement carefully and retain a copy in a safe place for future reference. For additional information, please refer to the terms and conditions of the Plan, a copy of which the Participant may request, at no charge, and within a reasonable time, James Hardie will provide them with a copy. AUSTRALIA Important Information for Australian Participants The Award under the Plan is being made under Division 1A of Part 7.12 of the Corporations Act 2001 (Cth). As a result, you may not be given all the information normally expected when receiving an offer of financial products in Australia. Any advice given by or on behalf of James Hardie or any Group Company in relation to financial products offered under the Plan does not consider the Participant’s objectives, financial situation and needs. The Participant should consider obtaining their own personal financial product advice from a person who is licensed by the Australian Securities and Investments Commission (ASIC) to give such advice. James Hardie makes no recommendation about whether the Participant should participate in this Award. The value of the Participant’s Options is based upon the value of James Hardie Ordinary Shares or CUFS on the applicable vesting date in the future. This means that if, in the future, James Hardie’s Ordinary Shares which trade on the New York Stock Exchange or CUFS which trade on the Australian Securities Exchange appreciate in price, then the value of the Participant’s Options will increase, assuming their Options have not been terminated, lapsed or forfeited. All the work James Hardie and its employees do to create increased value in James Hardie is aimed at increasing the stock price so that the Participant’s Options will be valuable; however, other factors (such as investor sentiment, general economic conditions and outlook, international and local stock markets, employment, inflation, interest rates, government policy, taxation and regulation) can affect stock price at a point in time and there are no guarantees about future stock prices which may increase or decrease due to a number of factors. There is no guarantee that the stock price will increase in the future or that an active trading market for the Ordinary Shares or CUFS will exist. There may be relatively few potential buyers or sellers of Ordinary Shares or CUFS on the relevant exchange at any time and this may increase the volatility of the market price of the Ordinary Shares or

CUFS. This general information does not purport to list every risk that may be associated with participating in the Plan or holding Options or Ordinary Shares or CUFS now or in the future. Before accepting an offer to be granted the Options, the Participant must wait at least 14 days from the date the offer is received (the “application period”). The Participant will not be deemed to have accepted the Options until the 15th day following the date on which the Award Agreement, Award Notice and related documentation is provided to the Participant. Before accepting an offer to be granted the Options, the Participant should satisfy themselves that they have a sufficient understanding of the risks involved in the investment and should consider if the Options are a suitable investment for them, having regard to their own investment objectives, financial circumstances and taxation position. The Participant does not need to pay anything to receive the Award but will be required to pay the Exercise Price on exercise of any Options. James Hardie will provide to the Participant, within a reasonable time period of their request, details of the current market value of Ordinary Shares or CUFS, including the applicable USD/AUD exchange rate and how this can be obtained. The price (in AUD) for James Hardie’s Ordinary Shares or CUFS can also be found on the Company’s investor relations website www.ir.jameshardie.com.au. Tax Summary The advice given by James Hardie below in relation to the Options granted under the Plan is general in nature and based on Australian income tax laws that are in force as of the Grant Date. As each employee’s circumstances will be different, we strongly recommend that the Participant seek independent tax advice before making any decisions about their Options in relation to their specific personal circumstances. James Hardie and its advisors will not be held responsible to employees who act solely on the information provided below. The below assumes the following: a. Immediately after the Options are granted, the Participant does not hold a beneficial interest in more than 10% of the Ordinary Shares or CUFS in James Hardie and is not in a position to cast or control the casting of more than 10% of the votes that may be cast at a general meeting of the Company. For the purposes of this test, treat any rights to Ordinary Shares or CUFS that the Participant holds (including the Options) as though they are shares. (If the Participant does not meet this condition, the Options will be taxable to the Participant at the Grant Date and it should be noted that the below will not apply.) b. The Participant is, and remains, an Australian resident for taxation purposes and is not a temporary resident. There are special rules in connection with individuals who are temporary residents of Australia or whose residency status changes and these are not addressed below. c. The Participant holds the Options and the resulting issued Ordinary Shares or CUFS in their own name and not through another party (e.g. a superannuation fund, trust, company or spouse). d. The Ordinary Shares or CUFS acquired following exercise of the Options is held on capital account. e. The Participant is an employee of (or providing services as a contractor to) James Hardie at the time of receiving the Options, and the Options are acquired in respect of their employment or contracting arrangement.

f. At the time of grant, the Options are acquired at a discount to their fair market value. No tax should arise at the time the Options are granted, even though the Participant has received a valuable right. The Options should be taxable at the deferred taxing point which is likely to be the earliest of the following times: i. after the Options are exercised and when the Participant has been issued and is eligible to dispose of the Ordinary Shares or CUFS (i.e they are not subject to any genuine disposal restrictions); or ii. fifteen years after the date the Options were granted. The assessable amount arising from a deferred taxing point is taxed as ordinary income in the Participant’s tax return in the income year in which the deferred taxing point arises at the individual’s marginal tax rates plus any applicable levies (e.g. Medicare levy). The assessable amount represents the difference between the market value of the Ordinary Shares or CUFS on the deferred taxing point date and the consideration the Participant has provided for the Options (i.e. the Exercise Price). Cessation of employment no longer triggers a deferred taxing point. Thus, no tax implications will arise upon cessation of employment with James Hardie. If the Participant sells their interest in the Ordinary Shares or CUFS within 30 days of the deferred taxing point, the deferred taxing point becomes the time the Ordinary Shares or CUFS were sold. The assessable amount is the sale proceeds of the Ordinary Shares or CUFS, less the consideration paid for the Ordinary Shares or CUFS acquired through exercise of the Options (i.e. the Exercise Price) and sale costs (e.g. brokerage fees). In addition to the tax liability arising at the deferred taxing point, the sale of the Ordinary Shares or CUFS more than 30 days after the deferred taxing point should give rise to a capital gains tax event. The capital gain or capital loss will be calculated on the difference between the sale proceeds and the cost base of the Ordinary Shares or CUFS and sale costs. For this calculation, the cost base of the Ordinary Shares or CUFS will be the market value of the Ordinary Shares or CUFS determined on the date of the deferred taxing point upon which the Participant has already been subject to tax. If a capital gain is realized, the gain (after first offsetting any available capital losses) will be taxed at marginal rates of tax (plus any applicable levies). A 50% discount may be available if the Participant has held the Ordinary Shares or CUFS for more than 12 months since the deferred taxing point. If the sale proceeds are less than the reduced cost base of the Ordinary Shares or CUFS then the Participant will make a capital loss which can be offset, first against any current year capital gains, and then carried forward for offset against any capital gains in future years. The capital gain or capital loss will need to be disclosed in the Participant’s tax return for the income year in which the Ordinary Shares or CUFS are sold. GERMANY Exchange Control Information If the Participant remits proceeds in excess of €50,000 out of or into Germany, such cross-border payment must be reported to the State Central Bank (Deutsche Bundesbank). In the event that the Participant makes or receives a payment in excess of this amount, the Participant is responsible for obtaining the appropriate form and complying with applicable reporting requirements on a monthly basis as further specified in Sec. 71 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung - AWV). In case the transactions in securities are processed by a German-based credit institution, the credit institution is obliged to make respective notifications.

In addition, the Participant must also report on an annual basis in the unlikely event that the Participant holds Ordinary Shares or CUFS representing 10% or more of the total capital or voting rights of the Company. Securities Disclaimer The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Regulation as implemented in Germany. UNITED STATES Securities Registration The securities subject to this Award are registered with the United States Securities and Exchange Commission pursuant to a registration statement on Form S-8, as amended from time to time, and offers and sales to United States Participants are made solely in accordance with that registration statement and the accompanying plan prospectus. As an issuer subject to the reporting requirements of the U.S. Securities Exchange Act of 1934, the Company files periodic and current reports that are incorporated by reference into the plan prospectus. Employees in the United States may request a paper copy of the current plan prospectus and the documents incorporated by reference, without charge, or may access them electronically via the Company’s designated portal. By accepting your award and this agreement, you and the Company agree to the terms as set forth.